SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 August 3, 1999


                     TIME WARNER ENTERTAINMENT COMPANY, L.P.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                         1-12878                   13-3666692
    ---------                      ----------                 ------------
(State or other                    (Commission               (I.R.S. Employer
jurisdiction                       File Number)             Identification No.)
of incorporation)

American Television and
  Communications Corporation        Delaware                   13-2922502
Warner Communications Inc.          Delaware                   13-2696809
(Exact name of registrant       (State or other            (I.R.S. Employer
as specified in its charter)    jurisdiction of           Identification No.)
                                incorporation or
                                organization)



                    75 Rockefeller Plaza, New York, NY 10019
                    ----------------------------------------
               (Address of principal executive offices) (zip code)

                                 (212) 484-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

     Time Warner Entertainment Company, L.P. ("TWE") files this Report on Form 8-K to report that MediaOne Group, Inc.'s ("MediaOne") management and govern-ance rights over all of TWE's businesses have terminated, as described below. This reduction in governance rights will result in Time Warner Inc. consolida-ting TWE's operating results and financial position for accounting purposes, which is expected to occur no later than the third quarter of this year.

     On August 3, 1999, TWE received a notice (the "Termination Notice") from MediaOne, a holder of a limited partnership interest in TWE, concerning the termination of MediaOne's covenant not to compete with TWE. The termination of that covenant is necessary for MediaOne to complete its merger with AT&T Corp. As a result of the Termination Notice and the operation of the Partnership Agreement governing TWE, MediaOne's governance and management rights have terminated immediately and irrevocably to the fullest extent permitted by
Section 5.5(f) of the TWE Partnership Agreement. As a result, MediaOne no longer has a vote on or any right to participate in the Cable Management Committee described on page I-21 of TWE's Annual Report on Form 10-K for the year ended December 31, 1998, and its representatives serving on TWE's
Board of Representatives no longer have the right to vote on any matter pertaining to any of TWE's businesses. MediaOne retains certain protective governance rights on the TWE Board of Representatives pertaining to certain limited matters affecting TWE as a whole.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the under-signed, thereunto duly authorized, in the City of New York, State of New York, on August 5, 1999.


                             TIME WARNER ENTERTAINMENT COMPANY, L.P.


                             By:  WARNER COMMUNICATIONS INC.
                                      As General Partner



                             By:     /s/Christopher P. Bogart
                             Name:      Christopher P. Bogart
                             Title:     Vice President



                             AMERICAN TELEVISION AND COMMUNICATIONS
                                      CORPORATION
                             WARNER COMMUNICATIONS INC.



                             By:       /s/Christopher P. Bogart
                             Name:        Christopher P. Bogart
                             Title:       Vice President